SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      ____________________________________


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


   Date of report (Date of earliest event reported):  September 29, 1998


                              Elsinore Corporation
             (Exact name of registrant as specified in its charter)



      Nevada                  001-07831                     88-0117544
(State or other             (Commission                  (IRS Employer
 jurisdiction                File Number)               Identification No.)
 of incorporation)



                   202 Fremont Street, Las Vegas, Nevada 89101
               (Address of principal executive offices) (Zip Code)


                                 (702) 385-4011
              (Registrant's telephone number, including area code)









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Item 5.       Other Events.

         On September 29, 1998, certain investment accounts controlled by Morgens, Waterfall, Vintiadis & Company, Inc. ("MWV" and the accounts controlled by MWV, the "Funds") contributed $4,901,070 to the capital of Elsinore Corporation (the "Company"), which the Company used, together with other funds of the Company, to purchase in full all of the Company's outstanding 11.5% First Mortgage Notes due 2000 in the original aggregate principal amount of $3,855,739.39, and $896,000 of original principal amount 13.5% Second Mortgage Notes of the Company due 2001.

         Other actions were taken by the Company on September 29, 1998 to reduce the Company's indebtedness. Please see the description contained in the Company's other report on Form 8-K filed subsequently to this report on October 13, 1998.

         The foregoing description of the terms of the transaction is qualified in its entirety by reference to the Capital Contribution Agreement, First Mortgage Note Purchase Agreement and Second Mortgage Note Purchase Agreement. A copy of each of the aforementioned agreements is filed herewith and in each case is incorporated herein by reference.

         On September 30, 1998, the Company issued a press release announcing the transaction described above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         For more information about the Company and risks associated with investing in the Company, investors are directed to the Company's most recent report on Form 10-K as filed with the Securities and Exchange Commission.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

              Not applicable.

         (b)  Pro Forma financial Information.

              Not applicable.

         (c)  Exhibits.

                 Exhibit No.                   Description

                  10.46 Capital Contribution Agreement by and between Elsinore Corporation and certain investment accounts named therein, dated as of September 29, 1998.

                  10.47 First Mortgage Note Purchase Agreement by and between Elsinore Corporation and the holders (Putnam Diversified Income Trust, Putnam High Income Convertible and Bond Fund, Putnam Master Intermediate Income Trust, Putnam Managed High Yield Trust, and Putnam Manager Trust - PCM Diversified Income Fund), dated as of September 29, 1998.

                  10.48 Second Mortgage Note Purchase Agreement by and between Elsinore Corporation and the holders (Paul Voigt, BEA Income Fund, and BEA Strategic Global Income Fund), dated as of September 29, 1998.

                  99.1         Press Release dated September 30, 1998.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ELSINORE CORPORATION


                                        By   /s/ Jeffrey T. Leeds
                                             JEFFREY T. LEEDS
                                             President and
                                             Chief Executive Officer


                                       By   /s/ S. Barton Jacka
                                            S. BARTON JACKA
                                            Secretary, Treasurer, and
                                            Principal Financial Officer


Date:  October 13, 1998




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                                  EXHIBIT INDEX


                 Exhibit No.                    Description

                  10.46 Capital Contribution Agreement by and between Elsinore Corporation and certain investment accounts named therein, dated as of September 29, 1998.

                  10.47 First Mortgage Note Purchase Agreement by and between Elsinore Corporation and the holders (Putnam Diversified Income Trust, Putnam High Income Convertible and Bond Fund, Putnam Master Intermediate Income Trust, Putnam Managed High Yield Trust, and Putnam Manager Trust - PCM Diversified Income Fund), dated as of September 29, 1998.

                  10.48 Second Mortgage Note Purchase Agreement by and between Elsinore Corporation and the holders (Paul Voigt, BEA Income Fund, and BEA Strategic Global Income Fund), dated as of September 29, 1998.

                  99.1         Press Release dated September 30, 1998.